 UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana		1-6651	35-1160484
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

130 E. Randolph St.			60601
Suite 1000
Chicago,	IL
(Address of principal executive offices)			(Zip Code)

(312) 819-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	HRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On September 15, 2020, and effective as of such date, Hill-Rom Holdings, Inc. (the “Company”) committed to a workforce reduction plan (the “Plan”) as part of the Company’s continued business optimization initiatives. These initiatives are designed to advance the Company’s strategy and growth platforms and improve its operations and cost structure. The Plan includes a voluntary retirement program and involuntary severance actions.

The Company expects the actions associated with the Plan to be substantially complete in fiscal 2021 and estimates that it will incur a restructuring charge of approximately $35 million, which is related to employee termination and severance costs. The Company expects substantially all of this restructuring charge to result in cash expenditures in fiscal 2021.

Disclosure Regarding Forward-Looking Statements

Certain statements in this report relating to the Company’s restructuring charge expectations, related anticipated costs and cash expenditures, and the timing for completion of the actions associated with the Plan constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. It is important to note that forward-looking statements involve significant risks and uncertainties and are not guarantees of future performance, and the Company’s actual results could differ materially from those set forth in any forward-looking statements. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risk that timing for completion of the actions associated with the Plan may be delayed, or the risk that the expected restructuring charge and related costs may be more or less than anticipated. For a more in-depth discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in the Company’s previously filed most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or revise any forward-looking statements, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: September 15, 2020	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President Chief Legal Officer and Secretary

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